                                                            Exhibit 10.5(i)

               FIFTH AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

FIFTH AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of September 14, 2000 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent").

                             W I T N E S S E T H

WHEREAS, the parties hereto have heretofore entered into a Fourth Amended and Restated 364-Day Credit Agreement dated as of September 17, 1999 (the "Existing Agreement");

WHEREAS, no Loans are outstanding under the Existing Agreement on the date hereof; and

WHEREAS, the parties hereto desire to amend the Existing Agreement as set forth herein and to restate the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Agreement shall have the meaning assigned to such term in the Existing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Agreement shall from and after the date hereof refer to the Existing Agreement as amended hereby.

SECTION 2.  Amendment of the Existing Agreement.
(a) Each reference to "1998" in the definition of "Borrower's 1998 Form 10-K" and in Sections 4.4(a) and (c) is changed to "1999".

(b)Each reference to "1999" in the definition of "Borrower's Latest Form 10-Q" and in Section 4.4(b) is changed to "2000".

(c)The definition of "Commitment" is amended to read in its entirety as follows:
"Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on Schedule I hereof, as such amount may be reduced from time to time pursuant to Section 2.9.

(d)The definition of "New Banks" is deleted in its entirety.

(e)The date "September 15, 2000" appearing in the definition of "Termination Date" is changed to "September 13, 2001".

(f)The first sentence of Section 2.8 is amended by deleting the phrase "(including each New Bank from and after the date it becomes a Bank under this Agreement pursuant to Section 2.16)".

(g)Section 2.16 is deleted in its entirety.

(h)Section 5.1(a) is amended to read in its entirety as follows:

"(a)as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by independent public accountants of nationally recognized standing; provided, however, that for the Borrower's fiscal year ended March 31, 2001, in lieu of the financial statements described in the preceding clause, the Borrower shall deliver, as soon as available and in any event within 120 days after the end of such fiscal year,
(i) an audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income and cash flows for the six months ending at the end of such fiscal year (which financial statements shall be reported on in a manner acceptable to the Securities and Exchange Commission by independent public accountants of nationally recognized standing) and (ii) an unaudited consolidated balance sheet and unaudited consolidated statements of income and cash flows for the six month period ending March 31, 2000."

(i)The following covenant is added as Section 5.8 of the Existing Agreement:
"Section 5.8   Credit Support Agreement.  On or before the date on which
ownership of the Borrower's capital stock is transferred from Toyota Motor Sales, U.S.A., Inc. to Toyota Financial Services Americas Corporation, the Borrower agrees to enter into a Credit Support Agreement with Toyota Financial Services Corporation in the form previously provided to the Administrative Agent or in such other form as is acceptable to Moody's Investors Services, Inc. and Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc. (collectively, the "Rating Agencies") and which does not cause any Rating Agency to qualify, reduce or withdraw its then current rating of the Borrower's short or long-term debt."

(j)Section 8.4(d) is amended by deleting the phrase "(including each New
Bank)".

(k)The last sentence of Section 9.5 is deleted in its entirety.

SECTION 3. Stock Transfer. The parties hereto acknowledge and agree that the transfer of all of the capital stock of the Borrower by Toyota Motor Sales, U.S.A., Inc. to Toyota Motor North America, Inc., its sole shareholder and, thereafter, to Toyota Financial Services Americas Corporation, substantially as heretofore described to the Banks, does not constitute a material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole, for purposes of Section 4.4(c) of the Existing Agreement and waive any violation, if any, of Sections 5.3 and 5.6 of the Existing Agreement that would otherwise be caused by such stock transfers.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

(a) no Default has occurred and is continuing; and

(b) each representation and warranty of the Borrower set forth in the Existing Agreement, both before and after giving effect to this Fifth Amended and Restated 364-Day Credit Agreement, is true and correct as though made on and as of such date.

SECTION 5. Governing Law. This Fifth Amended and Restated 364-Day Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts, Effectiveness. This Fifth Amended and Restated 364-Day Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Fifth Amended and Restated 364-Day Credit Agreement shall become effective as of the date hereof when the Administrative Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) a duly executed Note for the account of each Bank dated on or before the date hereof complying with the provisions of Section 2.6 of the Existing Agreement and (iii) an opinion of the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Administrative Agent) substantially in the form of Exhibit E to the Existing Agreement with reference to this Fifth Amended and Restated 364-Day Credit Agreement and the Existing Agreement as amended and restated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      TOYOTA MOTOR CREDIT CORPORATION

                                      By:  /s/ George E. Borst
                                      Name:    George E. Borst
                                      Title:   Senior Vice President and
                                               General Manager

BANK OF AMERICA, N.A.


By:  /s/ Carolee Furukawa
Name:    Carolee Furukawa
Title:   Vice President

THE CHASE MANHATTAN BANK



By:  /s/ James W. Peterson
Name: James W. Peterson
Title:  Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.



By:  /s/ Masato Sekino
Name:  Masato Sekino
Title:    Deputy General Manager

CITICORP USA, INC.



By:  /s/ Brian Ike
Name:  Brian Ike
Title:    Vice President

CREDIT SUISSE FIRST BOSTON


By: /s/ Robert N. Finney
Name:   Robert N. Finney
Title:  Managing Director

By:  /s/ Bill O'Daly
Name:  Bill O'Daly
Title:    Vice President

ABN-AMRO BANK N.V.


By:  /s/ Ellen M. Coleman
Name:    Ellen M. Coleman
Title:   Group Vice President



By:  /s/ Mitsoo Iravani
Name:    Mitsoo Iravani
Title:      Assistant Vice President

BANK ONE, NA



By:  /s/ Keiji Nakanishi
Name:  Keiji Nakanishi
Title:    Vice President

BARCLAYS BANK PLC



By:  /s/ L. Peter Yetman
Name:   L. Peter Yetman
Title:     Director

BBL INTERNATIONAL (U.K.) LTD.



By:  /s/ M C Swinnen         /s/ G. R. M. Walker
Name:    M C Swinnen             G. R. M. Walker
Title:   Authorised Signatory    Authorised Signatory

BNP PARIBAS



By:  /s/ Mitchell M. Ozawa
Name:  Mitchell M. Ozawa
Title:     Vice President



By:  /s/ James P. Culhane
Name:  James P. Culhane, CFA
Title:    Assistant Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH and/or CAYMAN ISLAND BRANCH



By:   /s/ Andreas Rohde
Name:    Andreas Rohde
Title:       Director


By:   /s/ Christopher Howe
Name:   Christopher Howe
Title:      Director

MELLON BANK, N.A.



By:  /s/ Andrew T. Kim
Name:  Andrew T. Kim
Title:    Banking Officer

UBS AG, STAMFORD BRANCH



By:  /s/ Gregory Raue
Name:   Gregory Raue
Title:      Director



By:  /s/ Wilfred V. Saint
Name:  Wilfred V. Saint
Title:     Associate Director
           Banking Products Services, US

THE BANK OF NEW YORK



By:  /s/ Jennifer S. Ellerman
Name:  Jennifer S. Ellerman
Title:    Vice President

HSBC BANK USA



By:  /s/ John Rynne
Name:  John Rynne
Title:    Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED



By:  /s/ Yoshiaki Fujikawa
Name:   Yoshiaki Fujikawa
Title:      Vice President & Manager

MERRILL LYNCH BANK USA




By:  /s/ Raymond J. Dardano
Name:  Raymond J. Dardano
Title:    Senior Credit Officer

THE SAKURA BANK, LIMITED
   LOS ANGELES AGENCY



By:  /s/ Sumio Tanaka
Name:  Sumio Tanaka
Title:    Senior Vice President & Joint General
          Manager

THE SANWA BANK, LIMITED



By:  /s/ Zenichi Muramoto
Name:  Zenichi Muramoto
Title:    Senior Vice President &
          Deputy General Manager

THE TOKAI BANK, LIMITED



By:  /s/ Kazunori Nishimoto
Name:  Kazunori Nishimoto
Title:    General Manager

U.S. BANK NATIONAL ASSOCIATION



By:  /s/ Aaron J. Gordon
Name:  Aaron J. Gordon
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:  /s/ Catherine M. Wallace
Name:  Catherine M. Wallace
Title:    Vice President



By:  /s/ Eugene Fuentes
Name:  Eugene Fuentes
Title:    Vice President

STATE STREET BANK AND TRUST COMPANY



By:  /s/ Jaynelle A. Landy
Name:  C. Jaynelle A. Landy
Title:    Loan Officer

BANK OF AMERICA, N.A.,
as Administrative Agent


By:  /s/ David Price
Name:  David Price
Title:    Vice President

SCHEDULE I
COMMITMENTS

NAME OF BANK                         COMMITMENT              SHARE
Bank of America, N.A.              $  200,000,000.00         10.00%

The Chase Manhattan Bank           $  185,000,000.00          9.25%

The Bank of Tokyo-Mitsubishi, Ltd. $  185,000,000.00          9.25%

Citicorp USA, Inc.                 $  185,000,000.00          9.25%

Credit Suisse First Boston         $  140,000,000.00          7.00%

ABN AMRO Bank N.V.                 $   85,000,000.00          4.25%

Bank One, NA                       $   85,000,000.00          4.25%

Barclays Bank PLC                  $   85,000,000.00          4.25%

BBL International (U.K.) Ltd.      $   85,000,000.00          4.25%

BNP Paribas                        $   85,000,000.00          4.25%

Deutsche Bank AG                   $   85,000,000.00          4.25%

Mellon Bank, N.A.                  $   85,000,000.00          4.25%

UBS AG                             $   85,000,000.00          4.25%

The Bank of New York               $   45,000,000.00          2.25%

HSBC Bank USA                      $   45,000,000.00          2.25%

The Industrial Bank of Japan,
Limited                            $   45,000,000.00          2.25%

Merrill Lynch Bank USA             $   45,000,000.00          2.25%

The Sakura Bank, Limited           $   45,000,000.00          2.25%

The Sanwa Bank, Limited            $   45,000,000.00          2.25%

The Tokai Bank, Limited            $   45,000,000.00          2.25%

U.S. Bank National Association     $   45,000,000.00          2.25%

Wells Fargo Bank, National
Association                        $   40,000,000.00          2.00%

State Street Bank and Trust
Company                            $   25,000,000.00          1.25%

         TOTAL                     $2,000,000,000.00        100.00%
